                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 ISE LABS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             California                            77-047-0213
   (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)


         2095 Ringwood Avenue
         San Jose, California                          95131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

If this form relates to the               If this form relates to the
registration of a class securities        registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d), please check to following
box. [_]                                  box.  [X]



SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

                                   333-49685
                               -----------------
                                (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED

       Not Applicable                           Not Applicable


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                                  COMMON STOCK
                                (TITLE OF CLASS)
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ITEM 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1
(File No. 333-49685).

ITEM 2.   Exhibits.
          --------

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

1.1       Specimen of Common Stock Certificate - incorporated by reference to
          Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-49685).

3.1 Form of Second Amended and Restated Articles of Incorporation of the Registrant - incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-49685) (to be effective upon the closing of the initial public offering).

3.2 Amended and Restated Bylaws of the Registrant - incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-49685) (to be effective upon the closing of the initial public offering).

3.3       Amended and Restated Articles of Incorporation as currently in effect
          - incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No. 333-49685).

3.4       Bylaws as currently in effect - incorporated by reference to Exhibit
          3.4 to the Registrant's Registration Statement on Form S-1 (File No. 333-49685).

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                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    ISE LABS, INC.



Date:    May 21, 1998          By:  /s/ Ray Grammer
         ------------               -------------------------------------------
                                    Ray Grammer, Chief Financial Officer